KEYNOTE SERIES ACCOUNT
Supplement dated December 31, 2008 to the Prospectus dated May 1, 2008
Large Value
Effective December 31, 2008, Transamerica Asset Management, Inc. (“TAM”) will terminate its Investment Sub-Advisory Agreements with AllianceBernstein L.P. and TCW Investment Management Company with respect to the Transamerica Partners Large Value Portfolio, the underyling mutual fund in which all of the assets of the Keynote Large Value Subaccount are invested (the “Large Value Series”), and enter into a new Investment Sub-Advisory Agreement with Aronson+Johnson+Ortiz, LP (“AJO”).
The following supplements, replaces and amends information in the prospectus under the section entitled “Management of Transamerica Partners Portfolios – Large Value Series”
Aronson+Johnson+Ortiz, LP (“AJO”). AJO was founded in 1984 and became a registered investment adviser on December 11, 1984. AJO is owned and operated by eleven principals, with experience spanning portfolio management, security analysis, trading, consulting, public accounting, compliance and econometrics. The principal business address of AJO is 230 S. Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102.
Theodore A. Aronson, Kevin M. Johnson, Martha E. Ortiz, Stefani Cranston, Stuart P. Kaye, Gina M. Moore and R. Brian Wenzinger are responsible for the day-to-day management of the Large Value Series on behalf of AJO. Mr. Aronson is the Managing Principal of AJO, and has been with the firm since 1984. Mr. Johnson is a Principal of AJO, and has been with the firm since 1993. Ms. Ortiz is a Principal of AJO, and has been with the firm since 1987. Ms. Cranston is a Principal of AJO, and has been with the firm since 1991. Mr. Kaye is a Principal of AJO, and has been with the firm since 2008. Most recently, Mr. Kaye was head of research in the U.S. Structured Products Group of Invesco, where he worked since 1994. Ms. Moore is a Principal of AJO, and has been with the firm since 1998. Mr. Wenzinger is a Principal of AJO, and has been with the firm since 2000.
Each member of the AJO team has joint responsibility for the Large Value Series. There is no lead member of the AJO team.
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Money Market
The following supplements information found under the fee table in the “Total Annual Portfolio Operating Expenses” section of the prospectus:
In order to avoid a negative yield, Transamerica Asset Management, Inc. (“TAM”) or any of its affiliates may waive fees or reimburse expenses of the Money Market Series. Any such waiver or expense reimbursement would be voluntary, could be discontinued at any time, and is subject in certain circumstances to reimbursement by the Money Market Series to TAM or its affiliates. There is no guarantee that the Money Market Series will be able to avoid a negative yield.
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Investors should retain this Supplement for future reference.
Form No. 13343SL (rev. 12/08)